UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2017

CAREDX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36536	94-3316839
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3260 Bayshore Boulevard

Brisbane, California 94005

(Address of Principal Executive Offices) (Zip Code)

(415) 287-2300

Registrant’s telephone number, including area code

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02	Results of Operations and Financial Condition.

On May 22, 2017, CareDx, Inc. (the “Company”) issued a press release announcing certain preliminary financial results for the quarter ended March 31, 2017. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The preliminary financial information presented in this press release is based on the Company’s current expectations and may be adjusted as a result of, among other things, completion of customary quarterly review procedures.

The information in this Item 2.02, including the press release attached hereto as Exhibit 99.1, is intended to be furnished under Item 2.02 and Item 9.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 22, 2017, the Company received a written notice (the “Notice”) from the Listing Qualifications Department of The NASDAQ Stock Market LLC (“Nasdaq”) stating that the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) for continued listing because the Company did not timely file with the U.S. Securities and Exchange Commission (the “SEC”) its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2017 (the “Form 10-Q”). The Notice was issued in accordance with standard Nasdaq procedures and has no immediate effect on the continued listing of the Company’s common stock on the Nasdaq Global Market.

The Notice indicates that the Company has until July 21, 2017 to submit a plan to regain compliance with the Nasdaq continued listing standards. As previously disclosed in the Company’s Notification of Late Filing on Form 12b-25 filed with the SEC on May 15, 2017, the Company requires additional time to complete the disclosures in the Form 10-Q. The Company intends to file the Form 10-Q as promptly as possible, and intends to do so prior to July 21, 2017. However, if the Company is still unable to file the Form 10-Q by July 21, 2017, then the Company intends to submit a compliance plan on or prior to that date. If submission of a compliance plan is necessary and Nasdaq accepts the Company’s compliance plan, Nasdaq can grant an exception of up to 180 calendar days from the Form 10-Q’s filing due date, or until November 13, 2017, to regain compliance.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 19, 2017, Douglas Miller resigned as a member of the Board of Directors of the Company, effective immediately. Mr. Miller’s departure was not as a result of any disagreement with the Company or any matters relating to the Company’s operations, policies or practices.

Item 7.01.	Regulation FD Disclosure.

On May 22, 2017, the Company issued a press release disclosing the Company’s receipt of the Notice. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including Exhibit 99.2 hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

Cautionary Note Regarding Forward-Looking Statements. This Current Report on Form 8-K and the press releases furnished as Exhibits 99.1 and 99.2 hereto contain forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the note in the press releases under the heading “Forward-Looking Statements” regarding these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being furnished herewith:

Number	Description

99.1	Press Release, dated May 22, 2017 regarding preliminary financial results of CareDx, Inc.

99.2	Press Release, dated May 22, 2017 regarding receipt of notice from Listing Qualifications Department of The NASDAQ Stock Market LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2017	CAREDX, INC.

	By:	/s/ Peter Maag, Ph.D.
Peter Maag, Ph.D.
President and Chief Executive Officer